                        INTERNATIONAL FIXED INCOME FUND

     ----------------------------------------------------------------------

                       IMPORTANT SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

 This document contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box and voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

 Please spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Fund will not need to conduct additional mailings. If shareholders do not return their proxies in sufficient numbers, the Fund may have to incur the expenses of follow-up solicitations, which will cost your Fund money.

 Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

                     SEI INSTITUTIONAL INTERNATIONAL TRUST

                     SEI INSTITUTIONAL INTERNATIONAL TRUST

                        INTERNATIONAL FIXED INCOME FUND

Dear Shareholder,

A shareholder meeting of the International Fixed Income Fund (the "Fund") of SEI Institutional International Trust (the "Trust") has been scheduled for
September 12, 2002 (the "Meeting").

If you were a shareholder of record as of the close of business on July 15, 2002, you are entitled to vote at the meeting and any adjournment(s) of the meeting. While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. It is important and in your interest for you to vote so that a quorum will be present and a maximum number of shares may be voted. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET.

The attached proxy statement is designed to give you detailed information relating to each of the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The purpose of the Meeting is to consider the proposals set forth below and to transact such business as may be properly brought before the Meeting or any adjournment(s) thereof. The proposals described in the proxy statement relate to the following matters:

    1.  TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR THE FUND.

    2. TO APPROVE SEI INVESTMENTS MANAGEMENT CORPORATION ("SIMC") AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Your vote is important to us. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the SEI Funds.

Sincerely,

[/S/ EDWARD D. LOUGHLIN]

Edward D. Loughlin

President and Chief Executive Officer

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals.

                             QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees is proposing the implementation of a "manager of managers" structure for the International Fixed Income Fund (the "Fund") of SEI Institutional International Trust (the "Trust"). Under this structure, the Fund will have an investment adviser and one or more sub-advisers. This structure will allow the Board of Trustees to appoint additional or replacement sub-advisers to the Fund without shareholder approval. The Investment Company Act of 1940, as amended (the "1940 Act"), which regulates investment companies in the United States such as the Fund, requires shareholder approval of new investment advisory agreements (including sub-advisory agreements). The U.S. Securities and Exchange Commission, however, has granted the Trust a partial exemption from this requirement to allow the appointment of investment sub-advisers in connection with the proposed "manager of managers" structure, WITHOUT shareholder approval. Before the Fund can rely on this exemption and implement the "manager of managers" structure, the Fund's shareholders must approve the "manager of managers" structure for the Fund and select SEI Investments Management Corporation ("SIMC") as the Fund's investment adviser.

Most other funds in the SEI family have implemented the "manager of managers" structure and the Board of Trustees has found that structure to be efficient and effective in managing those funds. Using a "manager of managers" structure to approve new or additional sub-advisers will enable the Fund to avoid incurring the considerable expense of holding shareholder meetings to approve those sub-advisers.

WHY AM I BEING ASKED TO VOTE ON SIMC AS THE FUND'S INVESTMENT ADVISER, AND A NEW INVESTMENT ADVISORY AGREEMENT WITH SIMC?

In connection with the implementation of the "manager of managers" structure, the Board of Trustees is also seeking shareholder approval of SIMC as the Fund's investment adviser, and the new investment advisory agreement with SIMC. As mentioned above, the 1940 Act requires shareholder approval of new investment advisory agreements. At a meeting held in June 2002, the Board voted to terminate the Fund's investment advisory agreement with Strategic Fixed Income, L.L.C. At the same meeting, the Board approved SIMC as "interim" investment adviser. SIMC currently serves in as "interim" investment adviser under an interim advisory agreement, which has a maximum duration of 150 days. The Board also approved a "manager of managers" structure for the Fund and SIMC as the Fund's new investment adviser, subject to shareholder approval at the Meeting. The Proxy Statement requests your approval of the "manager of managers" structure of the Fund and SIMC as the Fund's new investment adviser.

SIMC has recommended to the Board, and the Board has approved, Fischer Francis Trees & Watts, Inc. ("Fischer Francis") and its subsidiaries, Fischer Francis Trees & Watts, Fischer Francis Trees & Watts (Singapore) Pte Ltd and Fischer Francis Trees & Watts Kabushiki Kaisha (together with Fischer Francis, "FFTW") to serve as investment sub-adviser to the Fund. FFTW currently serves as sub-adviser to the Fund pursuant to an "interim" sub-advisory agreement with SIMC. Information regarding FFTW is contained in the proxy statement. If Proposals 1 and 2 are approved, FFTW will serve as sub-adviser under a new sub-advisory agreement. In addition, SIMC will be able to recommend that the Board hire other sub-advisers or replace FFTW as sub-adviser, and the Board may approve such changes without shareholder approval.

HOW WILL THESE CHANGES AFFECT MY ACCOUNT?

These changes will not directly change your account, though they will affect how the Fund is managed. However, you can expect the same quality of investment advisory service that you currently receive if SIMC is selected as investment adviser to and "manager of managers" of the Fund. The proposed investment advisory agreement between the Fund and SIMC is substantially similar to the Fund's previous investment advisory agreement.

In addition, with the proposed "manager of managers" structure, the Fund will receive the benefit of SIMC's investment adviser selection, monitoring and allocation services and the Board's flexibility in approving additional or replacement sub-advisers without shareholder approval.

WILL THESE CHANGES IMPACT THE FUND'S EXPENSES?

The level of compensation paid to SIMC by the Fund for investment advisory services will be the same as the investment advisory fee paid to the previous adviser. SIMC will be responsible for paying any advisory fees to sub-advisers. As a result, the proposed changes are not expected to impact the Fund's expenses. In addition, certain of the Fund's service providers voluntarily waive expenses to keep the Fund's total expense ratio no higher than 1.00%. While this waiver may be discontinued at any time, it currently remains in place.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

After careful consideration, the Trustees of your Fund, including the independent Trustees who comprise a majority of the Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposals.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation.

Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m., Eastern Standard Time, Monday through Friday.

HOW CAN I VOTE MY SHARES?

You may choose from one of the following options:

    - Through the Internet, by using www.proxyvote.com and following the onscreen instructions.

    -  By telephone, by calling toll free 1-800-690-6903.

    -  By mail, with the enclosed proxy card and return envelope.

    - In person at the shareholder meeting (see details enclosed in the Proxy Statement).

                     SEI INSTITUTIONAL INTERNATIONAL TRUST
                               101 FEDERAL STREET
                                BOSTON, MA 02110

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     OF THE INTERNATIONAL FIXED INCOME FUND

                                 TO BE HELD ON

                               SEPTEMBER 12, 2002

    Notice is hereby given that a special meeting of shareholders (the "Meeting") of the International Fixed Income Fund (the "Fund") of SEI Institutional International Trust (the "Trust") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on September 12, 2002, at 11:00 a.m.

    At the Meeting, shareholders of the Fund will be asked to consider and act on a new management structure and a new investment advisory agreement (the "Proposals"). The purpose of the Meeting is to consider the Proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

    1.  TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR THE FUND.

    2. TO APPROVE SIMC AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

    Proposal 1 asks for shareholder approval of a "manager of managers" structure for the Fund. Under this structure, the Fund will have an investment adviser and one or more sub-advisers. This structure would allow the Trustees to appoint additional and replacement investment sub-advisers for the Fund WITHOUT obtaining shareholder approval of the sub-advisers. Proposal 2 asks for shareholder approval of SIMC as investment adviser and "manager of managers" to the Fund and the approval of an investment advisory agreement between SIMC and the Fund.

    All shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet.

    Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

    Shareholders of record at the close of the business on July 15, 2002 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

                       BY ORDER OF THE BOARD OF TRUSTEES

                          TIMOTHY D. BARTO, SECRETARY

August 1, 2002

                     SEI INSTITUTIONAL INTERNATIONAL TRUST

                               101 FEDERAL STREET

                                BOSTON, MA 02110

                            ------------------------

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional International Trust (the "Trust") for use at the special meeting of shareholders to be held on September 12, 2002 at 11:00 a.m. at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of the International Fixed Income Fund (the "Fund") of the Trust of record at the close of business on July 15, 2002 are entitled to vote at the Meeting ("Shareholders"). As of July 15, 2002, the approximate number of units of beneficial interest ("shares") issued and outstanding for the Fund was 89,380,759.

    Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

    In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SIMC, the Shareholder Servicing Agent for the Trust, and certain third parties hired for such purpose may solicit proxies in person, by Internet or by telephone. SIMC will bear the costs of the solicitation. The Trust will use Georgeson Shareholder, a third party solicitor, for solicitation of proxies. Georgeson Shareholder may solicit proxies in person, by internet or by telephone. SIMC expects to pay approximately $37,238 to Georgeson Shareholder. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The proxy card and this Proxy Statement are being mailed to Shareholders on or about August 1, 2002.

    Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

    The Trust is organized as a Massachusetts business trust and is not required to hold annual shareholder meetings. The Meeting is being called in order to permit Shareholders to vote on a new management structure and the selection of a new investment adviser. Specifically, Shareholders will be asked to vote on the following proposals (the "Proposals").

    1.  TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR THE FUND.

    2. TO APPROVE SIMC AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

    Under the proposed "manager of managers" structure, SIMC would serve as investment adviser and "manager of managers" to the Fund and will oversee one or more sub-advisers who provide day-to-day advisory services to the Fund. SIMC also would recommend to the Trustees additional or replacement investment sub-advisers for the Fund and the Trustees would be able to replace the sub-advisers and/or appoint additional sub-advisers to the Fund WITHOUT shareholder approval.

    At a meeting of the Board of Trustees held on June 26, 2002, the Board approved the "manager of managers" structure for the Fund, and the selection of SIMC as the Fund's investment adviser, each subject to Shareholder approval at the Meeting.

    IMPLEMENTATION OF THESE PROPOSALS WILL NOT RESULT IN INCREASED FUND FEES OR EXPENSES TO SHAREHOLDERS.

PROPOSAL 1.    TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR THE FUND.

    The Board of Trustees recommends that Shareholders approve a "manager of managers" structure for the Fund, as described below.

    SEC EXEMPTIVE ORDER AND SHAREHOLDER APPROVAL. Proposal 1 seeks Shareholder approval to implement a "manager of managers" structure for the Fund. Under this structure, the Fund will have an investment adviser and one or more sub-advisers. The Board of Trustees will be permitted to approve or terminate investment sub-advisers, based on the recommendation of SIMC as investment adviser, WITHOUT shareholder approval. Normally, shareholders of a mutual fund must approve investment advisory agreements for the Fund. To efficiently operate a "manager of managers" structure, however, the Trust has obtained an SEC exemption from the shareholder approval requirements, subject to certain conditions. One condition of the SEC exemption order is that, before the Fund relies on the exemption and implements a "manager of managers" structure, the Fund's shareholders approve the "manager of managers" structure. All of the other funds in the Trust have implemented this "manager of managers" structure, and SIMC currently serves as investment adviser and "manager of managers" for those funds.

    DESCRIPTION OF THE PROPOSED "MANAGER OF MANAGERS" STRUCTURE. Under the proposed "manager of managers" structure, the Fund will be operated in a manner that is distinctly different from many other mutual funds. Most mutual funds operate under a structure in which a single entity, the fund's adviser, provides investment advisory services to the fund. Typically, the fund pays an advisory fee to the fund's adviser and the adviser, in turn, compensates the adviser's portfolio managers who make specific securities selections for the fund. In contrast, under the "manager of managers" structure, shareholders will have the benefit of SIMC's expertise in selecting and monitoring investment sub-advisers. The sub-adviser(s), in turn, will provide the day-to-day investment advisory services to the Fund. SIMC will continuously monitor the performance of the sub-advisers and may from time to time recommend that the Board of Trustees replace one or more sub-advisers or appoint additional sub-advisers, depending on SIMC's assessment of what combination of sub-advisers it believes should optimize the Fund's chances of achieving its investment objectives. The Board would be able to approve the addition or termination of sub-advisers without shareholder approval.

    Any proposal to add or replace sub-advisers would be reviewed as follows. First, SIMC would assess the Fund's needs and, if it believed additional or replacement sub-advisers could benefit the Fund, would systematically search the relevant universe of available investment sub-advisers. Second, any recommendations made by SIMC would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" as defined under the 1940 Act.

Finally, any selections of additional or replacement sub-advisers would have to comply with conditions contained in the SEC exemption.

    The proposed "manager of managers" structure is intended to afford the Fund increased management flexibility. With the "manager of managers" structure, the Trustees will not be required to call a shareholder meeting each time a new sub-adviser is approved and THE FUND WILL NOT INCUR THE CONSIDERABLE EXPENSE OF HOLDING SHAREHOLDER MEETINGS TO APPROVE SUB-ADVISORS.

    TRUSTEES' CONSIDERATIONS. In unanimously approving the "manager of managers" structure for the Fund and in recommending that Shareholders also approve this structure, the Trustees reviewed SIMC's expertise as a "manager of managers," including SIMC's experience in serving as "manager of managers" for other funds in the SEI family. In addition, the Trustees considered the flexibility the Fund will have under a "manager of managers" structure to implement sub-adviser changes, without shareholder approval and without the Fund incurring the considerable costs of obtaining shareholder approval, when the Board determines that such changes are advisable.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

PROPOSAL 2.    TO APPROVE SIMC AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE
               AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    The Board of Trustees recommends that Shareholders approve SIMC as the investment adviser of the Fund and approve the investment advisory agreement (the "Investment Advisory Agreement") between the Trust and SIMC relating to the Fund (which is attached as Exhibit A to this Proxy Statement). The description of the Investment Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A. The Trustees, including all of the Trustees who are not "interested persons," as defined under the 1940 Act, of the Trust, unanimously approved SIMC as investment adviser for the Fund and the Investment Advisory Agreement with respect to the Fund at a meeting held June 26, 2002. SIMC already serves as investment adviser and "manager of managers" to all of the other funds of the Trust pursuant to the Investment Advisory Agreement.

    TERMINATION OF THE PREVIOUS INVESTMENT ADVISORY AGREEMENT. Strategic Fixed Income, L.L.C. ("Strategic") previously served as investment adviser to the Fund pursuant to an investment advisory agreement dated April 25, 1994 ("Previous Advisory Agreement"). At a meeting of the Board of Trustees held on June 26, 2002, the Trustees unanimously voted to terminate the Previous Advisory Agreement based upon the Board's determination that the selection of SIMC to provide the investment advisory and "manager of managers" services as described herein will better optimize the Fund's chances of achieving its investment objectives.

    CURRENT ADVISORY ARRANGEMENTS. At the June meeting, the Board of Trustees also approved SIMC as the Fund's "interim" investment adviser. SIMC serves as such under an "interim" investment advisory agreement with the Fund. The rules under the 1940 Act allow the Board in certain circumstances to approve an interim advisory agreement pending shareholder approval of the new advisor. In accordance with these rules, the Fund's interim advisory agreement with SIMC has a maximum term of 150 days. Except for the provisions with respect to the term of the agreement, the provisions of the interim advisory agreement are the same as those of the new Investment Advisory Agreement.

    At the June meeting, the Board of Trustees also approved Fischer Francis Trees & Watts, Inc. ("Fischer Francis") and its subsidiaries, Fischer Francis Trees & Watts, Fischer Francis Trees & Watts (Singapore) Pte Ltd and Fischer Francis Trees & Watts Kabushiki Kaisha (together with Fischer Francis, "FFTW") as an "interim" sub-adviser to the Fund. FFTW serves as such pursuant to an "interim" sub-advisory agreement, which has a maximum term of 150 days.

    NEW INVESTMENT ADVISORY AGREEMENT. Other than the identity of the investment adviser and provisions concerning the "manager of managers" structure, there are no material differences between the Investment Advisory Agreement and the Previous Advisory Agreement. For example, the advisory fee is identical, and the standard of care and limitation of liability are the same.

    SIMC'S DUTIES UNDER THE INVESTMENT ADVISORY AGREEMENT. Under the Investment Advisory Agreement, SIMC will serve as investment adviser and "manager of managers" to the Fund. SIMC will provide its proprietary investment adviser selection, monitoring, and asset allocation services to the Fund. Subject to Board approval (but not shareholder approval), SIMC, in turn, will enter into investment sub-advisory agreements with one or more sub-advisers who will make specific investment decisions with respect to the assets (or a portion of the assets) of the Fund. Under the Agreement, SIMC will also continuously review and supervise the Fund's investment program. Subject to Board approval, SIMC in the future may provide specific portfolio security advice with respect to all or some portion of the Fund's assets, but SIMC does not currently expect to request such approval.

    SIMC will perform internal due diligence on prospective sub-advisers for the Fund and monitor sub-adviser performance using its proprietary investment adviser selection and monitoring process. SIMC will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser's compliance with the Fund's fundamental investment objectives and policies, authorizing sub-advisers to engage in certain investment techniques for the Fund, and recommending to the Board of Trustees whether investment sub-advisory agreements should be renewed, modified or terminated. SIMC also will recommend to the Board of Trustees the addition of new sub-advisers, as it deems appropriate.

    SUB-ADVISORY SERVICES UNDER THE "MANAGER OF MANAGERS" STRUCTURE. At the June meeting, the Board of Trustees approved FFTW as the investment sub-adviser to the Fund, subject to shareholder approval of the proposals described in this Proxy Statement, particularly the proposed "manager of managers" structure. If Shareholders approve these Proposals, FFTW will serve as a sub-adviser to the Fund under a sub-advisory agreement between FFTW and SIMC. As the sub-adviser to the Fund, FFTW will be responsible for the day-to-day investment management of all or a discrete portion of the Fund's assets allocated to it by SIMC. FFTW will be authorized to make investment decisions for the Fund and place orders on the Fund's behalf to effect those investment decisions. As the "manager of managers" of the Fund, SIMC will oversee FFTW to ensure compliance with the Fund's investment objectives and guidelines, and will monitor FFTW's adherence to the Fund's investment style. Shortly after FFTW begins acting as sub-adviser under this structure, the Fund will provide shareholders with information about FFTW and its investment advisory agreement with SIMC.

    Fischer Francis was established in 1972 and is based in New York, with subsidiaries in London, Singapore and Tokyo. FFTW specializes in the management of institutional global fixed-income portfolios. FFTW currently manages over $34 billion in assets for over 160 clients, with approximately $21 billion in global/international portfolios. Fischer Francis is wholly-owned by Chart Atlantic Corporation, which in turn is owned by 19 employees and one institutional shareholder, BNP Paribas.

SIMC recommended that the Board hire FFTW as a sub-adviser based upon FFTW's experience and performance record managing international fixed income assets.

    COMPENSATION. For its services as investment adviser and "manager of managers" of the Fund, SIMC will receive a fee from the Fund based on the Fund's assets. Under the Investment Advisory Agreement, the Fund will pay SIMC an annual fee, which is calculated daily and paid monthly, of 0.15% of the Fund's average daily net assets. This is the same fee that was paid to the previous adviser.

    SIMC will pay the sub-advisers out of the investment advisory fee it receives. The Fund is not responsible for paying the sub-advisers' advisory fees.

    For the fiscal year ended September 30, 2001, the Fund paid advisory fees of $1,756,000 to Strategic. The Fund would have paid the same amount to SIMC if SIMC served as investment adviser to the Fund during this period.

    DURATION AND TERMINATION. Unless terminated earlier, the Investment Advisory Agreement will continue in effect as to the Fund until on or about March 31, 2004, and will continue thereafter for periods of one year for so long as such continuance is specifically approved at least annually in conformance with the 1940 Act.

    The Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Agreement may be terminated at any time without penalty by the Trustees or by a vote of a majority of the outstanding shares of the Fund on not less than 30 days' nor more than 60 days' written notice to SIMC. In addition, it is terminable by SIMC upon 90 days' written notice to the Trust. The duration and termination provisions of the Investment Advisory Agreement are identical to the duration and termination provisions of the Previous Advisory Agreement.

    LIMITATION OF LIABILITY. SIMC will discharge its responsibilities under the Investment Advisory Agreement subject to the general supervision of, and any policies set by, the Board of Trustees. Under the Agreement, SIMC is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Agreement (except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard by SIMC of its obligations or duties under the Agreement, except as may otherwise be provided under provisions of applicable state law to the extent such provisions cannot be waived or modified by the Agreement). The limitations of liability provisions of the Investment Advisory Agreement are identical to the limitation of liability provisions of the Previous Advisory Agreement.

    DESCRIPTION OF THE INVESTMENT ADVISER. SIMC is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company located at Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers, and insurance companies. SIMC, and its predecessor, began managing most other funds in the SEI family as a "manager of managers" in 1995, and has significant experience providing advice to investors regarding the selection and evaluation of investment advisers. As of June 30, 2002, SIMC acted in a similar "manager of managers" role with respect to $48.5 billion of client assets, including all other funds of the Trust.

    Listed below are the names and principal occupations of each director and the principal executive officer of SIMC. The principal business address of each director and the principal executive officer, as it relates to their duties at SIMC, is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

NAME                         TITLE
----                         -----
Alfred P. West, Jr.          Director, Chairman and Chief Executive Officer
Carmen V. Romeo              Director, Executive Vice President
Richard B. Lieb              Director, Executive Vice President

    Listed below are the names of each officer of the Fund who is an officer or employee of SIMC.

NAME                            POSITION WITH FUND                 POSITION WITH SIMC
----                     ---------------------------------  ---------------------------------
Edward D. Loughlin       President & Chief Executive        Executive Vice President
                           Officer
Timothy D. Barto         Vice President & Secretary         Vice President & Assistant
                                                              Secretary
Todd B. Cipperman        Vice President & Assistant         Senior Vice President, General
                           Secretary                          Counsel & Secretary
James R. Foggo           Controller & Chief Financial       Vice President & Secretary
                           Officer
Lydia A. Gavalis         Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
Christine M. McCullough  Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
Sherry Kajdan            Vice President & Assistant         Vice President & Assistant
  Vetterlein               Secretary                          Secretary
Robert S. Ludwig         Vice President & Assistant         Senior Vice President & Chief
                           Secretary                          Investment Officer
William E. Zitelli, Jr.  Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
John C. Munch            Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary

    OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. SIMC serves as investment adviser and "manager of managers" to the following funds that have similar investment objectives as the Fund. The Fund's investment objectives are capital appreciation and current income. The following table provides comparative information on fees paid to SIMC for managing funds with similar investment objectives as the Fund.

                                                       NET ASSETS OF FUND
                  NAME OF FUND                        AS OF JUNE 30, 2002            MANAGEMENT FEE
                  ------------                        -------------------            --------------
SEI Insurance Products Trust -- SEI VP                   11,282,462.75                   0.30%
International Fixed Income Fund
SEI Institutional Investments Trust --                   966,449,456.45                  0.45%
International Fixed Income Fund

    TRUSTEES' CONSIDERATIONS. At a meeting of the Board of Trustees held on June 26, 2002, the Board of Trustees reviewed SIMC's qualifications to act as the Fund's investment adviser and "manager of managers," placing particular emphasis on: its proposed role in recommending, monitoring and terminating sub-advisers, subject to Board of Trustee oversight; and its performance as "manager of managers" and investment adviser for other funds in the SEI family. The Trustees received oral information regarding SIMC's key personnel, its experience in selection and evaluation of sub-advisers and research performed by SIMC and others that had led SIMC to recommend a "manager of managers" structure.

    In unanimously approving (and recommending that Shareholders approve) SIMC as the Fund's investment adviser and "manager of managers" and the Investment Advisory Agreement, the Trustees carefully evaluated the experience of SIMC's key personnel in serving as a "manager of managers" for other institutional funds in the SEI family, and the nature and quality of services SIMC is expected to provide to the Fund. The Trustees also considered: (1) the Fund's distinct investment objectives and policies; (2) that the total compensation payable to SIMC by the Fund under the Investment Advisory Agreement will be at the same rate as the compensation payable under the Previous Advisory Agreement; (3) the history, reputation, qualification and background of SIMC as well as the qualifications of its personnel and its financial condition; (4) SIMC's performance record; (5) the Fund's performance; (6) the benefits to the Fund expected to be realized as a result of implementing the proposed "manager of managers" structure for the Fund; and (7) other factors deemed relevant. In addition, the Trustees considered the fees to be paid to SIMC in comparison to those being charged in the relevant segment of the mutual fund business. The Trustees used this information, as well as other information they obtained independently, to help them decide whether to approve SIMC as the Fund's "manager of managers" and investment adviser and the Investment Advisory Agreement.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

    RELATIONSHIP AMONG THE PROPOSALS. TO IMPLEMENT THE "MANAGER OF MANAGERS" STRUCTURE WITH SIMC SERVING AS THE FUND'S "MANAGER OF MANAGERS," SHAREHOLDERS MUST APPROVE BOTH PROPOSALS. NEITHER PROPOSAL WILL BE IMPLEMENTED IF SHAREHOLDERS DO NOT APPROVE BOTH PROPOSALS. IF SHAREHOLDERS DO NOT APPROVE BOTH PROPOSALS, THE TRUSTEES WILL CONSIDER AN ALTERNATE COURSE OF ACTION FOR THE FUND.

             GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

    DISTRIBUTION. SEI Investments Distribution Co., located at Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, acts as the distributor of the Fund, and is an affiliate of SIMC.

    FUND TRANSACTIONS. For the Fund's fiscal year ended September 30, 2001, the Fund did not pay any brokerage commissions to any affiliated broker of the Fund.

    ADMINISTRATOR. SEI Investments Fund Management, located at Oaks, Pennsylvania 19456, serves as the Fund's administrator and is a wholly-owned subsidiary of SIMC.

    5% SHAREHOLDERS. As of June 30, 2002, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund's outstanding shares. The Fund believes that most of the shares referred to above were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

NAME AND ADDRESS OF SHAREHOLDER        NUMBER OF SHARES OWNED       PERCENTAGE OF FUND'S OUTSTANDING SHARES
-------------------------------        ----------------------       ---------------------------------------
SEI Private Trust Company                   76,445,700.45                           85.19%
680 East Swedesford Road
Wayne, PA 19087-1610

    The Trust's Trustees and officers do not beneficially own any Fund shares.

    ADJOURNMENT. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournments with respect to a Proposal those proxies that they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against any such Proposals. SIMC will bear the costs of any additional solicitation and any adjourned sessions.

    QUORUM AND REQUIRED VOTE. In order to act upon a Proposal, a quorum is required to be present at the Meeting. A majority of the aggregate number of shares in the Fund entitled to vote at the Meeting constitutes a quorum. Any lesser number of shares, however, is sufficient for adjournments.

    Approval of a Proposal with respect to the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

    Abstentions and "broker non-votes" will not be counted for or against Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal to which it relates.

    SHAREHOLDER PROPOSALS. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

    REPORTS TO SHAREHOLDERS. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, UPON REQUEST. Requests should be directed to the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-DIAL-SEI.

    OTHER MATTERS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that Proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                            ------------------------

             SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE
                  ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                     SEI INSTITUTIONAL INTERNATIONAL TRUST
                      (FORMERLY, SEI INTERNATIONAL TRUST)

    AGREEMENT made this 16th day of December, 1994, by and between SEI Institutional International Trust (formerly, SEI International Trust), a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation (formerly, SEI Financial Management Corporation) (the "Adviser").

    WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

    WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its Core International Equity and Emerging Markets Equity Portfolios and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

    NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolio(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Portfolios, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

    The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

    The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments

    (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished Adviser with copies properly certified or authenticated of each of the following:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

    (c) Prospectus(es) of the Portfolio(s).

3.  OTHER COVENANTS. The Adviser agrees that it:

    (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

    (b) will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer. In executing Portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
       1934) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Portfolio. In addition, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Portfolio. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

    All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

    However, the Adviser will not bear expenses of the Trust or any Portfolio which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Portfolio.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

    This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

    As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

    To the Adviser at:          SEI Investments Management Corporation
                                (formerly, SEI Financial Management Corporation)
                                One Freedom Valley Drive
                                Oaks, PA 19456
                                Attn: Legal Department

    To the Trust at:            SEI Institutional International Trust
                                c/o SEI Investments Management Corporation
                                One Freedom Valley Drive
                                Oaks, PA 19456
                                Attn: Legal Department

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

    A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

    No Portfolio of the Trust shall be liable for the obligations of any other Portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio.

    Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI Institutional International Trust              SEI Investments Management
(formerly, SEI International Trust)                Corporation (formerly, SEI Financial
                                                   Management Corporation)

By:                                                By:

[signature appears here]                           [signature appears here]
-------------------------------------------        -------------------------------------------

Attest:                                            Attest:

[signature appears here]                           [signature appears here]
-------------------------------------------        -------------------------------------------

                     AMENDED SCHEDULE DATED MARCH 17, 1997
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                        DATED DECEMBER 16, 1994 BETWEEN
                            SEI INTERNATIONAL TRUST
                                      AND
                      SEI FINANCIAL MANAGEMENT CORPORATION

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate of up to:

Emerging Markets Equity Portfolio                                   1.05%
International Equity Portfolio                                     0.505%
Emerging Markets Debt Portfolio                                     0.85%

                 SCHEDULE TO THE INVESTMENT ADVISORY AGREEMENT
                          DATED                , 2002
                                    BETWEEN
                     SEI INSTITUTIONAL INTERNATIONAL TRUST
                                      AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

    This Schedule forms a supplement to the investment advisory agreement between SEI Institutional International Trust (formerly, SEI International Trust) (the "Trust") and SEI Investments Management Corporation (formerly, SEI Financial Management Corporation) (the "Adviser") dated December 16, 1994 (the "Investment Advisory Agreement").

    WHEREAS: the Trust and the Adviser have entered into the Investment Advisory Agreement pursuant to which the Adviser manages the investment and reinvestment of the assets of certain portfolios of the Trust.

    WHEREAS: the Trust had retained the Adviser to serve as investment adviser to the International Fixed Income Fund, a series of the Trust.

    Now, therefore the parties agree as follows:

    Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

    International Fixed Income Fund              0.15%

    This Schedule may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed
as of                , 2002.

SEI INSTITUTIONAL INTERNATIONAL TRUST                 SEI INVESTMENTS MANAGEMENT CORPORATION

By:      -----------------------------------          By:      -----------------------------------

Attest:  -----------------------------------          Attest:  -----------------------------------

SEI                                                                     TO VOTE BY TELEPHONE
530 EAST SWEDESFORD ROAD
WAYNE, PA 19087-1693                                                    1)   Read the Proxy Statement and have the proxy card below
                                                                             at hand.
                                                                        2)   Call 1-800-690-6903
                                                                        3)   Enter the 12-digit control number set forth on the
                                                                             proxy card and follow the simple instructions.

                                                                        TO VOTE BY INTERNET

                                                                        1)   Read the Proxy Statement and have the proxy card below
                                                                             at hand.
                                                                        2)   Go to Website www.proxyvote.com
                                                                        3)   Enter the 12-digit control number set forth on the
                                                                             proxy card and follow the simple instructions.

                                                                        TO VOTE BY MAIL

                                                                        1)   Read the Proxy Statement.
[SHAREHOLDER                                                            2)   Check the appropriate boxes on the proxy card below.
ADDRESS]                                                                3)   Sign and date the proxy card.
                                                                        4)   Return the proxy card in the envelope provided.

                                                                        SHARES         [XXX]
                                                                        CONTROL NUMBER [XXX]
                                                                        ACCOUNT NUMBER [XXX]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                                   SEIIF1         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


INTERNATIONAL FIXED INCOME FUND (THE "FUND")
A PORTFOLIO OF THE SEI INSTITUTIONAL INTERNATIONAL TRUST
(THE "TRUST")




     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS:                   FOR     AGAINST     ABSTAIN


     PROPOSAL 1.     To approve a "manager of managers" structure for the Fund.                  / /       / /         / /


     PROPOSAL 2.     To approve SEI Investments Management Corporation ("SIMC")                  / /       / /         / /
                     as the Fund's investment adviser, and to approve an
                     investment advisory agreement with SIMC.


     PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID
     ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY,
     NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

     YOU MAY ALSO VOTE THROUGH THE INTERNET BY USING WWW.PROXYVOTE.COM AND
     FOLLOWING THE ONSCREEN INSTRUCTIONS OR BY TELEPHONE BY CALLING TOLL FREE
     1-800-690-6903.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.
     Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.




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     |                                     |       |                         |                                |      |
     -----------------------------------------------                         -----------------------------------------
     Signature [PLEASE SIGN WITHIN BOX]    Date                              Signature (Joint Owners)          Date

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                              SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND
                                                         RETURN IT PROMPTLY

                                            PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                                       THE SPECIAL MEETING OF SHAREHOLDERS, SEPTEMBER 12, 2002

The shareholder, revoking previous proxies with respect to the Shares (defined below), hereby appoints Edward D. Loughlin, Timothy
D. Barto, and Jacqueline Bardyn as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of
Shareholders of the International Fixed Income Fund of SEI Institutional International Trust to be held in the offices of SEI
Investments Management Corporation, Oaks, Pennsylvania 19456, on September 12, 2002, at 11:00 a.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Fund that the shareholders would be entitled to vote if personally present at the Meeting ("Shares") below on the proposal set forth on the reverse side.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN
WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS ON THE REVERSE SIDE AND WILL BE VOTED IN THE
APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
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